UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 26, 2018 (February 23, 2018)

LINCOLNWAY ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective February 23, 2018, Lincolnway Energy, LLC (the “Company”) entered into an amendment (the “Amendment”) to its Credit Agreement (the “Credit Agreement”) with Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA (collectively, the “Lender”) dated July 3, 2017.  CoBank, ACB (“CoBank”) continues to have a participation interest in the underlying loans issued under the Credit Agreement and continues to serve as administrative agent for the Credit Agreement. The Amendment modifies the Credit Agreement to add an additional financial covenant requiring Debt Service Coverage Ratio of not less than 1.50 to 1.00 at the end of each of the Company’s fiscal years.  Under the Amendment, Debt Service Coverage Ratio is defined as: (a) net income (after taxes), plus depreciation and amortization, minus non-cash investment income (plus loss), minus extraordinary gains (plus losses), minus gains (plus loss) on asset sale; divided by (b) $3,600,000 (all as determined in accordance with the Accounting Standards).

In connection with the execution of the Amendment, the Company and Lender entered into an Amended and Restated Revolving Term Promissory Note dated February 23, 2018 (the “Restated Revolving Term Note”) which amended, restated and superseded the Revolving Term Promissory Note dated July 3, 2017 (the “Prior Revolving Term Note”).  The Restated Revolving Term Note amends the Prior Revolving Term Note to increase the aggregate principal amount that Lender may loan to the Company under the Restated Revolving Term Note from $18,000,000 to $21,000,000 and to amend the maximum commitment amount reduction schedule as follows:

Maximum Commitment Amount	From	Up to and Including
$17,400,000	July 1, 2019	June 30, 2020
$13,800,000	July 1, 2020	June 30, 2021
$10,200,000	July 1, 2021	June 30, 2022
$6,600,000	July 1, 2023	June 30, 2031
$3,000,000	July 1, 2023	July 1, 2024

The Restated Revolving Term Note expires on July 1, 2024.  All other terms and conditions set forth in the Restated Revolving Term Note remain the same as set forth in the Prior Revolving Term Note.   As of February 23, 2018, the outstanding amount payable by the Company under the Restated Revolving Term Note was $12,500,000.

In connection with the execution of the Credit Agreement, the Company and Lender also entered into an Amended and Restated Letter of Credit Promissory Note dated February 23, 2018 (the “Restated Letter of Credit Note”) which amended, restated and superseded the Revolving Letter of Credit Promissory Note dated July 3, 2017 (the “Prior Letter of Credit Note”) to reduce the aggregate principal amount the Lender may loan to the Company under the Restated Letter of Credit Note from $2,134,000 to $1,937,400 to reflect payments made by the Company against the Prior Letter of Credit Note. All other terms and conditions set forth in the Restated Letter of Credit Note remain the same as set forth in the Prior Letter of Credit Note.  As of February 23, 2018, the outstanding amount payable by the Company under the Restated Letter of Credit Note was $1,937,400.

The foregoing descriptions of the Amendment, Restated Revolving Term Note and Restated Letter of Credit Note do not purport to be complete and are qualified in their entirety by reference to the full text of the (i) Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K, (ii) the Restated Revolving Term Note which is filed as Exhibit 10.2 to this Current Report on Form 8-K and (iii) the Restated Letter of Credit Note which is filed as Exhibit 10.3 to this Current Report on Form 8-K, respectively, each of which is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02 as if fully set forth herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03, as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Amendment dated February 23, 2018 to the Credit Agreement dated July 3, 2017 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA.

10.2	Amended and Restated Revolving Term Promissory Note dated February 23, 2018 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA

10.3	Amended and Restated Letter of Credit Promissory Note dated February 23, 2018 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: February 23, 2018	By:	/s/ Eric Hakmiller
Eric Hakmiller
President and Chief Executive Officer